UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 14, 2010

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(exact name of registrant as specified in charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On July 14, 2010, the class action securities lawsuit captioned City of St. Clair Shores General Employees Retirement System, et al v. Inland Western Retail Real Estate Trust, Inc. et al., No. 07 C 6174 (the “Action”), pending in the United States District Court for the Northern District of Illinois (the “Court”) was settled by Inland Western Retail Real Estate Trust, Inc. (the “Company”) and all other defendants (the “Settlement”).  The Settlement remains subject to preliminary and final approval by the Court.

If the Settlement receives final approval by the Court, 9,000,000 shares of common stock of the Company will be transferred to the Company from shares of Company stock issued to the owners (the “Owners”) of certain entities that were acquired by the Company in its internalization transaction.  Pursuant to the Settlement, the Company will pay the fees and expenses of counsel for class plaintiffs up to $10,000,000, although the Company expects that it will be reimbursed by its insurance carrier for a portion of such fees and expense.  The Owners (who include Daniel L. Goodwin, who beneficially owned more than 5% of the stock of the Company as of December 31, 2009 (“Goodwin”), and certain directors and executive officers of the Company) have also agreed to provide a limited indemnification to certain defendants who are directors and an officer of the Company if any class members opt out of the Settlement and bring claims against them, but only after such defendants have pursued and exhausted from the Company and the Company’s insurance carriers all recovery of damages caused by opt out claims.  In addition to final approval by the Court, the Settlement is conditional on the Company and/or Goodwin not exercising a right to terminate the Settlement if class members holding more than an agreed-upon percentage of shares elect to opt out of the Settlement.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” “focus,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby.  These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment.  Such risks and uncertainties could cause actual results to differ materially from those projected.  These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. (Registrant)

	By:	/s/ Dennis K. Holland
Date: July 20, 2010		Dennis K. Holland General Counsel and Secretary